ARROW ELECTRONICS, INC. 9201 E. DRY CREEK ROAD CENTENNIAL, CO 80112 303-824-4000	NEWS

Exhibit 99.1
Arrow Electronics Reports Second-Quarter 2019 Results
-- Cash Provided by Operating Activities of $405 Million --
-- Repurchased $150 Million of Common Stock --
CENTENNIAL, Colo.--(BUSINESS WIRE)-Aug. 1, 2019--Arrow Electronics, Inc. (NYSE:ARW) today reported second-quarter 2019 sales of $7.34 billion, a decrease of 1 percent from sales of $7.39 billion in the second quarter of 2018. Second-quarter sales, as adjusted, increased 2 percent year over year. The company reported a second-quarter net loss of $549 million, or $(6.48) per share on a diluted basis, compared with net income of $170 million, or $1.92 per share on a diluted basis, in the second quarter of 2018. Excluding certain items1, net income would have been $137 million, or $1.60 per share on a diluted basis, in the second quarter of 2019, compared with net income of $194 million, or $2.19 per share on a diluted basis, in the second quarter of 2018. In the second quarter of 2019, changes in foreign currencies negatively impacted growth by approximately $148 million or 2 percent on sales and $.06 or 2 percent on earnings per share on a diluted basis compared to the second quarter of 2018.
Global components second-quarter sales of $5.27 billion were flat year over year. Sales, as adjusted, increased 2 percent year over year. Europe components sales decreased 2 percent year over year. Sales in the region, as adjusted, increased 4 percent year over year. Asia-Pacific components sales increased 4 percent year over year. Americas components sales decreased 3 percent year over year. Global components second-quarter operating loss was $562 million. Second-quarter operating income, excluding amortization of intangibles expense, as adjusted, was $207 million.
“Despite facing challenging market conditions in the second quarter, and an ongoing inventory correction, we are encouraged by the significant progress we continue to make in executing our long-term strategy,” said Michael J. Long, chairman, president, and chief executive officer. “We are leveraging our integrated solutions and expanded reach to drive innovation forward for our customers, and remain committed to continuing to expand engineering services and lead the convergence of information technology with operational technology. We are confident that the steps we are taking today to strengthen our focus on the key technology areas of smart cities, smart homes, and smart connected vehicles, will not only enhance shareholder value, but also improve people's lives.”
Global enterprise computing solutions second-quarter sales of $2.07 billion decreased 2 percent year over year. Sales, as adjusted, increased 1 percent year over year. Europe enterprise computing solutions sales decreased 3 percent year over year. Sales in the region, as adjusted, increased 5 percent year over year. Americas enterprise computing solutions sales decreased 1 percent year over year. Sales in the region, as adjusted, were flat year over year. Global enterprise computing solutions second-quarter operating income was $98 million. Second-quarter operating income, excluding amortization of intangibles expense, as adjusted, totaled $101 million.
“Arrow is committed to capitalizing on opportunities available to us, and to that end, we continue to align and evolve our enterprise computing solutions business toward advanced, higher-value software-led solutions,” said Mr. Long. “We are pleased that our infrastructure software and security solutions again produced healthy growth on a year-over-year basis in the second quarter.”
“Second-quarter cash provided by operating activities was $405 million. As we advance our efforts to reduce working capital and use our strong, countercyclical cash flow to position the company for long-term profit acceleration when market conditions improve, we also remain focused on preserving near-term profitability. We have commenced our previously announced cost optimization program, and are executing on our plan to drive efficiencies while generating approximately $130 million in annualized cost savings,” said Chris Stansbury, senior vice president and chief financial officer. “We remain committed to returning excess cash to shareholders. Consistent with this commitment, we returned approximately $150 million to shareholders through our stock repurchase program during the second quarter. At the end of the quarter, we had approximately $539 million of remaining authorization under our share repurchase program.”

1 A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein.

1

GUIDANCE
“Our third-quarter outlook excludes the financial results from the PC and mobility asset disposition business. As we look to the third quarter, we expect total sales to range between $6.850 billion and $7.250 billion, with global components sales between $4.925 billion and $5.125 billion, and global enterprise computing solutions sales between $1.925 billion and $2.125 billion. As a result of this outlook, we expect earnings per share on a diluted basis to range from $.97 to $1.09, and earnings per share on a diluted basis, excluding certain items1, to range from $1.62 to $1.74 per share. Our guidance assumes interest expense will total approximately $54 million. Our guidance also assumes an average tax rate at the high end of the long-term range of 23.5 percent to 25.5 percent, and average diluted shares outstanding of approximately 85 million. We are expecting the average USD-to-Euro exchange rate for the third quarter to be approximately $1.12 to €1. We estimate changes in foreign currencies will have a negative impact on growth of approximately $90 million, or 1 percent on sales, and $.05, or 2 percent, on earnings per share on a diluted basis compared to the third quarter of 2018,” said Mr. Stansbury.
Please refer to the CFO commentary, which can be found at investor.arrow.com, as a supplement to the company’s earnings release.
Arrow Electronics guides innovation forward for over 200,000 leading technology manufacturers and service providers. With 2018 sales of $30 billion, Arrow develops technology solutions that improve business and daily life. Learn more at fiveyearsout.com.
Information Relating to Forward-Looking Statements
This press release includes forward-looking statements that are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: industry conditions, the company's implementation of its new enterprise resource planning system, changes in product supply, pricing and customer demand, competition, other vagaries in the global components and global enterprise computing solutions markets, changes in relationships with key suppliers, increased profit margin pressure, the effects of additional actions taken to become more efficient or lower costs, risks related to the integration of acquired businesses, changes in legal and regulatory matters, and the company’s ability to generate additional cash flow. Forward-looking statements are those statements which are not statements of historical fact. These forward-looking statements can be identified by forward-looking words such as "expects," "anticipates," "intends," "plans," "may," "will," "believes," "seeks," "estimates," and similar expressions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.
For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2018.
Certain Non-GAAP Financial Information
In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information relating to sales, operating income, net income attributable to shareholders, and net income per basic and diluted share.
The company provides sales, gross profit, and operating expense on a non-GAAP basis adjusted for the impact of changes in foreign currencies (referred to as “impact of changes in foreign currencies”) by re-translating prior period results at current period foreign exchange rates, the impact of dispositions by adjusting the company’s operating results for businesses disposed, as if the dispositions had occurred at the beginning of the earliest period presented (referred to as “impact of dispositions”), the impact of the company's personal computer and mobility asset disposition business (referred to as "impact of wind down"), the impact of inventory reserves related to the digital business (referred to as "impact of digital inventory reserve"), and the impact of the notes receivable and inventory reserve related to the AFS business (referred to as "AFS notes receivable reserve" and "AFS inventory reserve," respectively). Operating income is adjusted to exclude identifiable intangible asset amortization, restructuring, integration, and other charges, and loss on disposition of businesses, net, AFS notes receivable and inventory reserve, digital inventory reserve, the impact of non-cash charges related to goodwill, tradenames, and property, plant and equipment, and the impact of wind down. Net income attributable to shareholders, and net income per basic and diluted share are adjusted to exclude identifiable intangible asset amortization, restructuring, integration, and other charges, and loss on disposition of businesses, net, AFS notes receivable and inventory reserve, digital inventory reserve, the impact of non-cash charges related to goodwill, tradenames, and property, plant and equipment, the impact of wind down, and the impact of U.S. tax reform. A reconciliation of the company’s non-GAAP financial information to GAAP is set forth in the tables below.
The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because management considers these items referred to above to be outside the company’s core operating results. This non-GAAP financial information is among the primary indicators management uses as a basis for evaluating the company’s financial and operating performance. In addition, the company’s Board of Directors may use this non-GAAP financial information in evaluating management performance and setting management compensation.
The presentation of this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for, or alternative to, sales, operating income, net income and net income per basic and diluted share determined in accordance with GAAP. Analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

2

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands except per share data)
(Unaudited)

	Quarter Ended		Six Months Ended
	June 29, 2019	June 30, 2018	June 29, 2019	June 30, 2018

Sales	$7,344,548	$7,392,528	$14,500,539	$14,268,141
Cost of sales	6,529,639	6,459,708	12,823,942	12,466,377
Gross profit	814,909	932,820	1,676,597	1,801,764
Operating expenses:
Selling, general, and administrative expenses	599,212	580,388	1,155,288	1,143,357
Depreciation and amortization	46,982	46,422	94,508	93,669
Loss on disposition of businesses, net	—	—	866	1,562
Impairments	697,993	—	697,993	—
Restructuring, integration, and other charges	19,912	19,183	31,572	40,354
	1,364,099	645,993	1,980,227	1,278,942
Operating income (loss)	(549,190)	286,827	(303,630)	522,822
Equity in earnings (losses) of affiliated companies	382	517	(1,085)	(156)
Gain (loss) on investments, net	1,390	(2,563)	6,738	(5,015)
Employee benefit plan expense	1,139	1,257	2,278	2,488
Interest and other financing expense, net	51,563	60,803	103,544	105,982
Income (loss) before income taxes	(600,120)	222,721	(403,799)	409,181
Provision (benefit) for income taxes	(52,369)	51,681	1,538	98,271
Consolidated net income (loss)	(547,751)	171,040	(405,337)	310,910
Noncontrolling interests	1,215	1,125	2,894	1,901
Net income (loss) attributable to shareholders	$(548,966)	$169,915	$(408,231)	$309,009

Net income (loss) per share:
Basic	$(6.48)	$1.94	$(4.80)	$3.52
Diluted	$(6.48)	$1.92	$(4.80)	$3.48

Weighted-average shares outstanding:
Basic	84,652	87,802	85,022	87,878
Diluted	84,652	88,652	85,022	88,841

3

ARROW ELECTRONICS, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands except par value)
(Unaudited)

	June 29, 2019	December 31, 2018

ASSETS
Current assets:
Cash and cash equivalents	$269,989	$509,327
Accounts receivable, net	7,976,603	8,945,463
Inventories	3,596,613	3,878,678
Other current assets	267,151	274,832
Total current assets	12,110,356	13,608,300
Property, plant, and equipment, at cost:
Land	7,873	7,882
Buildings and improvements	156,124	158,712
Machinery and equipment	1,443,901	1,425,933
	1,607,898	1,592,527
Less: Accumulated depreciation and amortization	(793,981)	(767,827)
Property, plant, and equipment, net	813,917	824,700
Investments in affiliated companies	86,157	83,693
Intangible assets, net	290,236	372,644
Goodwill	2,067,499	2,624,690
Other assets	656,204	270,418
Total assets	$16,024,369	$17,784,445
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$6,245,068	$7,631,879
Accrued expenses	853,735	912,292
Short-term borrowings, including current portion of long-term debt	279,158	246,257
Total current liabilities	7,377,961	8,790,428
Long-term debt	3,157,274	3,239,115
Other liabilities	666,419	378,536
Commitments and contingencies
Equity:
Shareholders’ equity:
Common stock, par value $1:
Authorized - 160,000 shares in both 2019 and 2018, respectively
Issued - 125,424 shares in both 2019 and 2018, respectively	125,424	125,424
Capital in excess of par value	1,136,649	1,135,934
Treasury stock (42,283 and 40,233 shares in 2019 and 2018, respectively), at cost	(2,139,743)	(1,972,254)
Retained earnings	5,927,104	6,335,335
Accumulated other comprehensive loss	(280,709)	(299,449)
Total shareholders’ equity	4,768,725	5,324,990
Noncontrolling interests	53,990	51,376
Total equity	4,822,715	5,376,366
Total liabilities and equity	$16,024,369	$17,784,445

4

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Quarter Ended
	June 29, 2019	June 30, 2018
Cash flows from operating activities:
Consolidated net income (loss)	$(547,751)	$171,040
Adjustments to reconcile consolidated net income (loss) to net cash provided by (used for) operations:
Depreciation and amortization	46,982	46,422
Amortization of stock-based compensation	8,539	12,619
Equity in losses of affiliated companies	(382)	(517)
Deferred income taxes	(78,814)	15,524
Impairments	697,993	—
(Gain) loss on investments, net	(1,390)	2,563
Other	6,381	2,140
Change in assets and liabilities, net of effects of acquired and disposed businesses:
Accounts receivable	(54,436)	(863,490)
Inventories	143,740	(239,297)
Accounts payable	193,832	451,093
Accrued expenses	(21,102)	21,571
Other assets and liabilities	11,826	(29,440)
Net cash provided by (used for) operating activities	405,418	(409,772)
Cash flows from investing activities:
Cash consideration paid for acquired businesses, net of cash acquired	—	(96)
Proceeds from disposition of businesses	9,460	—
Acquisition of property, plant, and equipment	(47,821)	(31,816)
Other	—	(3,500)
Net cash used for investing activities	(38,361)	(35,412)
Cash flows from financing activities:
Change in short-term and other borrowings	(66,112)	77,995
(Payments) proceeds from long-term bank borrowings, net	(216,046)	157,948
Proceeds from exercise of stock options	2,691	993
Repurchases of common stock	(146,999)	(20,038)
Other	(147)	(156)
Net cash provided by (used for) financing activities	(426,613)	216,742
Effect of exchange rate changes on cash	(22,354)	10,317
Net decrease in cash and cash equivalents	(81,910)	(218,125)
Cash and cash equivalents at beginning of period	351,899	548,644
Cash and cash equivalents at end of period	269,989	330,519

5

ARROW ELECTRONICS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 29, 2019	June 30, 2018
Cash flows from operating activities:
Consolidated net income (loss)	$(405,337)	$310,910
Adjustments to reconcile consolidated net income (loss) to net cash provided by (used for) operations:
Depreciation and amortization	94,508	93,669
Amortization of stock-based compensation	27,629	25,662
Equity in losses of affiliated companies	1,085	156
Deferred income taxes	(71,846)	12,706
Impairments	697,993	—
(Gain) loss on investments, net	(6,738)	5,015
Other	11,956	5,605
Change in assets and liabilities, net of effects of acquired and disposed businesses:
Accounts receivable	895,553	(73,647)
Inventories	278,142	(499,917)
Accounts payable	(1,346,176)	(240,725)
Accrued expenses	(71,394)	(516)
Other assets and liabilities	(28,956)	(123,767)
Net cash provided by (used for) operating activities	76,419	(484,849)
Cash flows from investing activities:
Cash consideration paid for acquired businesses, net of cash acquired	—	(331,563)
Proceeds from disposition of businesses	9,460	34,291
Acquisition of property, plant, and equipment	(81,636)	(66,551)
Other	2,940	(8,000)
Net cash used for investing activities	(69,236)	(371,823)
Cash flows from financing activities:
Change in short-term and other borrowings	(173,356)	59,613
Proceeds from long-term bank borrowings, net	118,977	759,334
Redemption of notes	—	(300,000)
Proceeds from exercise of stock options	9,622	5,985
Repurchases of common stock	(200,924)	(72,551)
Other	(147)	(156)
Net cash provided by (used for) financing activities	(245,828)	452,225
Effect of exchange rate changes on cash	(693)	4,883
Net decrease in cash and cash equivalents	(239,338)	(399,564)
Cash and cash equivalents at beginning of period	509,327	730,083
Cash and cash equivalents at end of period	$269,989	$330,519

6

ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)
	Quarter Ended
	June 29, 2019	June 30, 2018	% Change

Consolidated sales, as reported	$7,344,548	$7,392,528	(0.6)%
Impact of changes in foreign currencies	—	(147,506)
Impact of dispositions and wind down	(77,914)	(113,445)
Consolidated sales, as adjusted	$7,266,634	$7,131,577	1.9%

Global components sales, as reported	$5,270,935	$5,284,364	(0.3)%
Impact of changes in foreign currencies	—	(99,842)
Impact of dispositions and wind down	(77,914)	(100,372)
Global components sales, as adjusted	$5,193,021	$5,084,150	2.1%

Americas Components sales, as reported	$1,876,799	$1,937,882	(3.2)%
Impact of changes in foreign currencies	—	(1,611)
Impact of dispositions and wind down	(60,860)	(73,962)
Americas Components sales, as adjusted	$1,815,939	$1,862,309	(2.5)%

Europe components sales, as reported	$1,415,888	$1,447,972	(2.2)%
Impact of changes in foreign currencies	—	(81,728)
Impact of dispositions and wind down	(17,054)	(26,410)
Europe components sales, as adjusted	$1,398,834	$1,339,834	4.4%

Asia components sales, as reported	$1,978,248	$1,898,510	4.2%
Impact of changes in foreign currencies	—	(16,503)
Asia components sales, as adjusted	$1,978,248	$1,882,007	5.1%

Global ECS sales, as reported	$2,073,613	$2,108,164	(1.6)%
Impact of changes in foreign currencies	—	(47,664)
Impact of dispositions	—	(13,073)
Global ECS sales, as adjusted	$2,073,613	$2,047,427	1.3%

Europe ECS sales, as reported	$701,157	$721,130	(2.8)%
Impact of changes in foreign currencies	—	(38,339)
Impact of dispositions	—	(13,073)
Europe ECS sales, as adjusted	$701,157	$669,718	4.7%

Americas ECS sales, as reported	$1,372,456	$1,387,034	(1.1)%
Impact of changes in foreign currencies	—	(9,325)
Americas ECS sales, as adjusted	$1,372,456	$1,377,709	(0.4)%

7

ARROW ELECTRONICS, INC.
NON-GAAP SALES RECONCILIATION
(In thousands)
(Unaudited)
	Six Months Ended
	June 29, 2019	June 30, 2018	% Change

Consolidated sales, as reported	$14,500,539	$14,268,141	1.6%
Impact of changes in foreign currencies	—	(344,336)
Impact of dispositions and wind down	(172,109)	(261,608)
Consolidated sales, as adjusted	$14,328,430	$13,662,197	4.9%

Global components sales, as reported	$10,462,862	$10,214,296	2.4%
Impact of changes in foreign currencies	—	(229,563)
Impact of dispositions and wind down	(160,968)	(207,784)
Global components sales, as adjusted	$10,301,894	$9,776,949	5.4%

Americas Components sales, as reported	$3,783,828	$3,734,580	1.3%
Impact of changes in foreign currencies	—	(4,138)
Impact of dispositions and wind down	(123,726)	(152,354)
Americas Components sales, as adjusted	$3,660,102	$3,578,088	2.3%

Europe components sales, as reported	$2,919,254	$2,926,358	(0.2)%
Impact of changes in foreign currencies	—	(196,117)
Impact of dispositions and wind down	(37,242)	(55,430)
Europe components sales, as adjusted	$2,882,012	$2,674,811	7.7%

Asia components sales, as reported	$3,759,780	$3,553,358	5.8%
Impact of changes in foreign currencies	—	(29,308)
Asia components sales, as adjusted	$3,759,780	$3,524,050	6.7%

Global ECS sales, as reported	$4,037,677	$4,053,845	(0.4)%
Impact of changes in foreign currencies	—	(114,773)
Impact of dispositions	(11,141)	(53,824)
Global ECS sales, as adjusted	$4,026,536	$3,885,248	3.6%

Europe ECS sales, as reported	$1,464,314	$1,471,400	(0.5)%
Impact of changes in foreign currencies	—	(94,054)
Impact of dispositions	(11,141)	(26,331)
Europe ECS sales, as adjusted	$1,453,173	$1,351,015	7.6%

Americas ECS sales, as reported	$2,573,363	$2,582,445	(0.4)%
Impact of changes in foreign currencies	—	(20,719)
Impact of dispositions	—	(27,493)
Americas ECS sales, as adjusted	$2,573,363	$2,534,233	1.5%

8

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Three months ended June 29, 2019
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments(1)	Impact of Wind Down(6)	Other(2)	Non-GAAP measure
Sales	$7,344,548	$—	$—	$—	$—	$—	$(77,914)	$—	$7,266,634
Gross Profit	814,909	—	—	1,868	20,114	—	4,305	—	841,196
Operating income	(549,190)	8,665	19,906	15,851	20,114	623,085	104,219	—	242,650
Income before income taxes	(600,120)	8,665	19,906	15,851	20,114	623,085	104,229	(1,390)	190,340
Provision for income taxes	(52,369)	2,463	4,865	3,910	4,962	64,246	24,730	(382)	52,425
Consolidated net income	(547,751)	6,202	15,041	11,941	15,152	558,839	79,499	(1,008)	137,915
Noncontrolling interests	1,215	140	—	—	—	—	—	—	1,355
Net income attributable to shareholders	$(548,966)	$6,062	$15,041	$11,941	$15,152	$558,839	$79,499	$(1,008)	$136,560
Net income per diluted share(5)	$(6.48)	$0.07	$0.18	$0.14	$0.18	$6.60	$0.94	$(0.01)	$1.60
Effective tax rate	8.7%								27.5%
Three months ended June 30, 2018
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments	Impact of Wind Down(6)	Other(2)	Non-GAAP measure
Sales	$7,392,528	$—	$—	$—	$—	$—	$(100,372)	$—	$7,292,156
Gross Profit	932,820	—	—	—	—	—	(17,079)	—	915,741
Operating income	286,827	9,161	11,654	—	—	—	9,482	—	317,124
Income before income taxes	222,721	9,161	11,654	—	—	—	9,536	2,563	255,635
Provision for income taxes	51,681	2,540	2,893	—	—	—	2,545	631	60,290
Consolidated net income	171,040	6,621	8,761	—	—	—	6,991	1,932	195,345
Noncontrolling interests	1,125	149	—	—	—	—	—	—	1,274
Net income attributable to shareholders	$169,915	$6,472	$8,761	$—	$—	$—	$6,991	$1,932	$194,071
Net income per diluted share	$1.92	$0.07	$0.10	$—	$—	$—	$0.08	$0.02	$2.19
Effective tax rate	23.2%								23.6%

9

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Six months ended June 29, 2019
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments(1)	Impact of Wind Down(6)	Other(3)	Non-GAAP measure
Sales	$14,500,539	$—	$—	$—	$—	$—	$(160,968)	$—	$14,339,571
Gross Profit	1,676,597	—	—	1,868	20,114	—	(3,822)	—	1,694,757
Operating income	(303,630)	17,807	30,992	15,851	20,114	623,085	114,415	866	519,500
Income before income taxes	(403,799)	17,807	30,992	15,851	20,114	623,085	114,572	(5,872)	412,750
Provision for income taxes	1,538	5,003	7,576	3,910	4,962	64,246	27,258	(5,203)	109,290
Consolidated net income	(405,337)	12,804	23,416	11,941	15,152	558,839	87,314	(669)	303,460
Noncontrolling interests	2,894	282	—	—	—	—	—	—	3,176
Net income attributable to shareholders	$(408,231)	$12,522	$23,416	$11,941	$15,152	$558,839	$87,314	$(669)	$300,284
Net income per diluted share(5)	$(4.80)	$0.15	$0.28	$0.14	$0.18	$6.57	$1.03	$(0.01)	$3.50
Effective tax rate	(0.4)%								26.5%

Six months ended June 30, 2018
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments	Impact of Wind Down(6)	Other(4)	Non-GAAP measure
Sales	$14,268,141	$—	$—	$—	$—	$—	$(207,784)	$—	$14,060,357
Gross Profit	1,801,764	—	—	—	—	—	(36,747)	—	1,765,017
Operating income	522,822	19,877	28,560	—	—	—	14,828	1,562	587,649
Income before income taxes	409,181	19,877	28,560	—	—	—	14,928	6,577	479,123
Provision for income taxes	98,271	5,471	7,575	—	—	—	4,092	1,413	116,822
Consolidated net income	310,910	14,406	20,985	—	—	—	10,836	5,164	362,301
Noncontrolling interests	1,901	302	—	—	—	—	—	—	2,203
Net income attributable to shareholders	$309,009	$14,104	$20,985	$—	$—	$—	$10,836	$5,164	$360,098
Net income per diluted share(5)	$3.48	$0.16	$0.24	$—	$—	$—	$0.12	$0.06	$4.05
Effective tax rate	24.0%								24.4%

(1) Impairments include goodwill impairments of $570,175, tradename impairments of $46,000, and $6,910 in impairment charges related to various other fixed assets.
(2) Other includes gain (loss) on investments, net
(3) Other includes loss on disposition of businesses, net and gain (loss) on investments, net and impact of Tax Act.
(4) Other includes loss on disposition of businesses, net and gain (loss) on investments, net.
(5) For the three months and six months ended June 29, 2019, the non-GAAP net income per diluted share calculation includes 649 thousand shares and 758 thousand shares, respectively, that were excluded from the GAAP net income per diluted share calculation. Additionally, in all periods presented the sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.

(6) Amounts for restructuring, integration, and other charges, and identifiable intangible asset amortization related to the personal computer and mobility asset disposition business are included in “impact of wind down” above.

10

ARROW ELECTRONICS, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

	Quarter Ended		Six Months Ended
	June 29, 2019	June 30, 2018	June 29, 2019	June 30, 2018
Sales:
Global components	$5,270,935	$5,284,364	$10,462,862	$10,214,296
Global ECS	2,073,613	2,108,164	4,037,677	4,053,845
Consolidated	$7,344,548	$7,392,528	$14,500,539	$14,268,141
Operating income (loss):
Global components	$(561,878)	$253,840	$(327,346)	$483,386
Global ECS	98,388	109,417	185,106	193,223
Corporate (a)	(85,700)	(76,430)	(161,390)	(153,787)
Consolidated	$(549,190)	$286,827	$(303,630)	$522,822

(a)
Includes restructuring, integration, and other charges of $19.9 million and $31.6 million for the second quarter and first six months of 2019, and $19.2 million and $40.4 million for the second quarter and first six months of 2018, respectively.

NON-GAAP SEGMENT RECONCILIATION

	Quarter Ended		Six Months Ended
	June 29, 2019	June 30, 2018	June 29, 2019	June 30, 2018

Global components operating income, as reported	$(561,878)	$253,840	$(327,346)	$483,386
Intangible assets amortization expense (b)	5,807	5,900	12,060	11,695
Impairments	623,085	—	623,085	—
Impact of wind-down (b)	104,213	1,953	113,835	3,034
AFS notes receivable reserve	15,851	—	15,851	—
Digital inventory reserve	20,114	—	20,114	—
Global components operating income, as adjusted	$207,192	$261,693	$457,599	$498,115
Global ECS operating income, as reported	$98,388	$109,417	$185,106	$193,223
Intangible assets amortization expense	2,858	3,261	5,747	8,182
Global ECS operating income, as adjusted	$101,246	$112,678	$190,853	$201,405

(b)
Impact of wind down includes intangible asset amortization expense related to the personal computer and mobility asset disposition business. Impact of wind down excludes restructuring, integration, and other charges as they are reported on the corporate entity.

Contact:            Steven O’Brien,
Vice President, Investor Relations
303-824-4544

Media Contact:        John Hourigan,
Vice President, Global Communications
303-824-4586

11

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATIONS ADJUSTED FOR WIND DOWN
(In thousands except per share data)
(Unaudited)

Below are previously reported non-GAAP earnings reconciliations for the years 2017, 2018 and 2019 adjusted to exclude the personal computer and mobility asset disposition business (referred to as "impact of wind down").

Three months ended March 30, 2019
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Impairments(1)	Impact of Wind Down(8)	Other(2)	Non-GAAP measure
Sales	$7,155,991	$—	$—	$—	$—	$—	$(83,054)	$—	7,072,937
Gross Profit	861,688	—	—	—	—	—	(8,127)	—	853,561
Operating income	245,560	9,142	11,086	—	—	—	10,196	866	276,850
Income before income taxes	196,321	9,142	11,086	—	—	—	10,343	(4,482)	222,410
Provision for income taxes	53,907	2,540	2,711	—	—	—	2,528	(4,821)	56,865
Consolidated net income	142,414	6,602	8,375	—	—	—	7,815	339	165,545
Noncontrolling interests	1,679	142	—	—	—	—	—	—	1,821
Net income attributable to shareholders	$140,735	$6,460	$8,375	$—	$—	$—	$7,815	$339	$163,724
Net income per diluted share(4)	$1.63	$0.07	$0.10	$—	$—	$—	$0.09	$—	$1.90
Effective tax rate	27.5%								25.6%

12

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Three months ended March 31, 2018
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of Tax Reform	Impact of Wind Down(8)	Other(5)	Non-GAAP measure
Sales	$6,875,613	$—	$—	$—	$(107,412)	$—	$6,768,201
Gross profit	868,944	—	—	—	(19,668)	—	849,276
Operating income	235,995	10,716	16,906	—	5,346	1,562	270,525
Income before income taxes	186,460	10,716	16,906	—	5,392	4,014	223,488
Provision for income taxes	46,590	2,931	4,682	—	1,547	782	56,532
Consolidated net income	139,870	7,785	12,224	—	3,845	3,232	166,956
Noncontrolling interests	776	153	—	—	—	—	929
Net income attributable to shareholders	$139,094	$7,632	$12,224	$—	$3,845	$3,232	$166,027
Net income per diluted share(4)	$1.56	$0.09	$0.14	$—	$0.04	$0.04	$1.86
Effective tax rate	25.0%						25.3%

Three months ended June 30, 2018
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of Tax Reform	Impact of Wind Down(8)	Other(3)	Non-GAAP measure
Sales	$7,392,528	$—	$—	$—	$(100,372)	$—	$7,292,156
Gross profit	932,820	—	—	—	(17,079)	—	915,741
Operating income	286,827	9,161	11,654	—	9,482	—	317,124
Income before income taxes	222,721	9,161	11,654	—	9,536	2,563	255,635
Provision for income taxes	51,681	2,540	2,893	—	2,545	631	60,290
Consolidated net income	171,040	6,621	8,761	—	6,991	1,932	195,345
Noncontrolling interests	1,125	149	—	—	—	—	1,274
Net income attributable to shareholders	$169,915	$6,472	$8,761	$—	$6,991	$1,932	$194,071
Net income per diluted share	$1.92	$0.07	$0.10	$—	$0.08	$0.02	$2.19
Effective tax rate	23.2%						23.6%

Three months ended September 30, 2018
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of Tax Reform	Impact of Wind Down(8)	Other(5)	Non-GAAP measure
Sales	$7,490,445	$—	$—	$—	$(104,958)	$—	$7,385,487
Gross profit	923,778	—	—	—	(17,397)	—	906,381
Operating income	290,310	8,845	9,611	—	611	2,042	311,419
Income before income taxes	235,227	8,845	9,611	—	633	972	255,288
Provision for income taxes	57,054	2,539	2,454	—	304	240	62,591
Consolidated net income	178,173	6,306	7,157	—	329	732	192,697
Noncontrolling interests	1,640	145	—	—	—	—	1,785
Net income attributable to shareholders	$176,533	$6,161	$7,157	$—	$329	$732	$190,912
Net income per diluted share	$1.99	$0.07	$0.08	$—	$—	$0.01	$2.15
Effective tax rate	24.3%						24.5%

Three months ended December 31, 2018
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of Tax Reform	Impact of Wind Down(8)	Other(6)	Non-GAAP measure
Sales	$7,918,182	$—	$—	$—	$(102,965)	$—	$7,815,217
Gross profit	975,370	—	—	—	(16,947)	—	958,423
Operating income	334,380	9,493	11,126	—	4,471	—	359,470
Income before income taxes	264,965	9,493	11,126	—	4,114	11,886	301,584
Provision for income taxes	32,474	2,772	4,786	28,323	1,635	3,025	73,015
Consolidated net income	232,491	6,721	6,340	(28,323)	2,479	8,861	228,569
Noncontrolling interests	1,838	142	—	—	—	—	1,980
Net income attributable to shareholders	$230,653	$6,579	$6,340	$(28,323)	$2,479	$8,861	$226,589
Net income per diluted share	$2.63	$0.08	$0.07	$(0.32)	$0.03	$0.10	$2.59
Effective tax rate	12.3%						24.2%

13

ARROW ELECTRONICS, INC.
NON-GAAP EARNINGS RECONCILIATION
(In thousands except per share data)
(Unaudited)

Twelve months ended December 31, 2018
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of Tax Reform	Impact of Wind Down(8)	Other(7)	Non-GAAP measure
Sales	$29,676,768	$—	$—	$—	$(415,707)	$—	$29,261,061
Gross profit	3,700,912	—	—	—	(71,091)	—	3,629,821
Operating income	1,147,512	38,215	49,297	—	19,910	3,604	1,258,538
Income before income taxes	909,373	38,215	49,297	—	19,675	19,435	1,035,995
Provision for income taxes	187,799	10,782	14,815	28,323	6,031	4,678	252,428
Consolidated net income	721,574	27,433	34,482	(28,323)	13,644	14,757	783,567
Noncontrolling interests	5,379	589	—	—	—	—	5,968
Net income attributable to shareholders	$716,195	$26,844	$34,482	$(28,323)	$13,644	$14,757	$777,599
Net income per diluted share	$8.10	$0.30	$0.39	$(0.32)	$0.15	$0.17	$8.79
Effective tax rate	20.7%						24.4%

Twelve months ended December 31, 2017 (Adjusted)
	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	Impact of Tax Reform	Impact of Wind Down(8)	Other(7)	Non-GAAP measure
Sales	$26,554,563	$—	$—	$—	$(387,953)	$—	$26,166,610
Gross profit	3,356,968	—	—	—	(80,834)	—	3,276,134
Operating income	945,736	38,684	71,707	—	10,045	21,000	1,087,172
Income before income taxes	693,917	38,684	71,707	—	10,254	103,828	918,390
Provision for income taxes	286,541	13,790	21,753	(124,748)	6,597	40,070	244,003
Consolidated net income	407,376	24,894	49,954	124,748	3,657	63,758	674,387
Noncontrolling interests	5,200	701	—	—	—	—	5,901
Net income attributable to shareholders	$402,176	$24,193	$49,954	$124,748	$3,657	$63,758	$668,486
Net income per diluted share	$4.48	$0.27	$0.56	$1.39	$0.04	$0.71	$7.45
Effective tax rate	41.3%						26.6%

(1) Impairments for the three months ended June 29, 2019 include goodwill impairments of $570,175, tradename impairments of $46,000, and $6,910 in impairment charges related to various other fixed assets.

(2) Other includes loss on disposition of businesses, net and gain (loss) on investments, net and impact of Tax Act.
(3) Other includes gain (loss) on investments, net
(4) The sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.
(5) Other includes gain (loss) on investments, net and loss on disposition of businesses, net.
(6) Other includes gain (loss) on investments, net and pension settlement.
(7) Other includes loss on disposition of businesses, net and gain (loss) on investments, net and pension settlement.
(8) Amounts for restructuring, integration, and other charges, and identifiable intangible asset amortization related to the personal computer and mobility asset disposition business are included in “impact of wind down” above.

14